                             LETTER OF TRANSMITTAL

                              TO TENDER SHARES OF
                                  COMMON STOCK
                                       OF
                               MARKET FACTS, INC.

                            AT $31.00 NET PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 4, 1999
                                       BY
                            AEGIS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                                AEGIS GROUP PLC

                      THE OFFER AND WITHDRAWAL RIGHTS WILL
                 EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
            ON TUESDAY, JUNE 1, 1999, UNLESS THE OFFER IS EXTENDED.

    This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

                  By Mail:                               By Overnight Delivery:
  First Chicago Trust Company of New York       First Chicago Trust Company of New York
             Corporate Actions                       Corporate Actions, Suite 4680
                 Suite 4660                            14 Wall Street, 8th Floor
               P.O. Box 2569                               New York, NY 10005
         Jersey City, NJ 07303-2569

                  By Mail:                                      By Hand:

  First Chicago Trust Company of New York       First Chicago Trust Company of New York

             Corporate Actions                   c/o Securities Transfer and Reporting

                 Suite 4660                                  Services Inc.

               P.O. Box 2569                            Attn: Corporate Actions

         Jersey City, NJ 07303-2569                   100 William Street, Galleria

                                                           New York, NY 10038


  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
     ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
          CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by holders of Shares (as defined below) either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is used, if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

    Stockholders whose certificates evidencing Shares ("Stock Certificates") are not immediately available or who cannot deliver their Stock Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares according to the guaranteed delivery procedure set forth in

Section 3 of the Offer to Purchase. See Instruction 2 as set forth below. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

 --------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF SHARES TENDERED
 --------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
   (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
   APPEAR(S) ON STOCK CERTIFICATE(S) AND SHARE(S)       STOCK CERTIFICATE(S) AND SHARE(S) TENDERED
                     TENDERED)                            (ATTACH ADDITIONAL LIST IF NECESSARY)
----------------------------------------------------------------------------------------------------
                                                                       TOTAL NUMBER
                                                                        OF SHARES
                                                          STOCK        REPRESENTED        NUMBER
                                                       CERTIFICATE          BY          OF SHARES
                                                        NUMBER(S)*    CERTIFICATES*     TENDERED**
                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      ----------------------------------------------

                                                      TOTAL SHARES:
----------------------------------------------------------------------------------------------------

 *  Need not be completed by stockholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Stock Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Window Ticket Number (if any): _____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Name of Institution that Guaranteed Delivery: ______________________________

    Account Number (if delivered by Book-Entry Transfer): ______________________

    Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Aegis Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Aegis Group plc, a company incorporated under the laws of England and Wales ("Parent"), the above-described shares of Common Stock, par value $1.00 per share (the "Shares"), of Market Facts, Inc., a Delaware corporation (the "Company"), at $31.00 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 4, 1999 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). Unless the context otherwise requires, all references herein to Shares shall be deemed to refer also to the associated preferred stock purchase rights (the "Rights") issued pursuant to the Rights Agreement dated as of July 26, 1989, as amended (the "Rights Agreement") between the Company and First Chicago Trust Company of New York, and all references to Rights shall be deemed to include all benefits that may inure to the stockholders of the Company or to holders of the Rights pursuant to the Rights Agreement. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time to Parent or one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the rights of tendering holders of the Shares ("Stockholders") to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

    Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser any and all right, title and interest in and to all of the Shares that are being tendered hereby and all other Shares or other securities or property issued or issuable in respect thereof on or after April 29, 1999 (such other Shares, securities or property other than the Shares being referred to herein as the "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Stock Certificates evidencing such Shares and all Other Securities, or transfer ownership of such Shares and all Other Securities on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares and all Other Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Other Securities, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser (and any and all Other Securities issued or issuable in respect thereof), including, without limitation, the right to vote such Shares (and Other Securities) and otherwise act with respect thereto (including taking action by written consent), in such manner as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares (and all Other Securities issued in respect of such Shares), and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares Purchaser is able to exercise full voting and other rights with respect to such Shares and Other Securities (including voting at any meeting of stockholders then scheduled or acting by written consent without a meeting).

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Other Securities, and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, including irrevocable proxies, and that none of such Shares and Other Securities will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Other Securities in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred, and any obligation of the undersigned hereunder, shall survive the death or incapacity of the undersigned and shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that Purchaser's acceptance for payment of Shares as described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser with respect to such Shares (and any Other Securities in respect thereof) upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Stock Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Stock Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Stock Certificates to, the person or persons so indicated. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased or Stock Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

  Issue Check and Certificate(s)

  To:

  ____________________________________________________________________________

  ____________________________________________________________________________
                             NAME(S) (PLEASE PRINT)

  Address

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                            (TAXPAYER IDENTIFICATION
                            OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)

  To be completed ONLY if the check for the purchase price of Shares purchased or Stock Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under "Description of Shares Tendered."

  Mail Check and Certificate(s)

  To:

  ____________________________________________________________________________

  ____________________________________________________________________________
                              NAME (PLEASE PRINT)

  Address

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                            (TAXPAYER IDENTIFICATION
                            OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

------------------------------------------

                             STOCKHOLDERS SIGN HERE

                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

X ______________________________________________________________________________

X ______________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

Dated: _____________________ 1999

(Must be signed by registered holder(s) as name(s) appear(s) on Stock Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

NAME(S):

______________________________________

______________________________________
            (PLEASE PRINT)

CAPACITY (FULL TITLE):

______________________________________

ADDRESS:

______________________________________

______________________________________
          (INCLUDE ZIP CODE)

DAYTIME AREA CODE AND TELEPHONE
NUMBER:

______________________________________

TAX IDENTIFICATION OR SOCIAL SECURITY
NUMBER:

______________________________________
 (COMPLETE SUBSTITUTE FORM W-9 BELOW)

GUARANTEE OF SIGNATURE(S)
(IF REQUIRED--SEE INSTRUCTIONS 1 AND
5)

X ____________________________________
         AUTHORIZED SIGNATURE

______________________________________
      NAME (PLEASE PRINT OR TYPE)

______________________________________
              FULL TITLE

______________________________________
             NAME OF FIRM

______________________________________
    AREA CODE AND TELEPHONE NUMBER

______________________________________
______________________________________
______________________________________
                ADDRESS

Date ______________ 1999

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or by a member firm of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution" as defined in Rule 17Ad-15 under the Exchange Act that is a participant in the Medallion Signature Guarantee Program (each of the foregoing constituting an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Stock Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy thereof), with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date, and either (i) Stock Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase. If Stock Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile copy thereof) must accompany each such delivery.

    Stockholders whose Stock Certificates are not immediately available or who cannot deliver their Stock Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date, and (iii) the Stock Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile copy thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of such Notice of Guaranteed Delivery.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile copy thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

    4. PARTIAL TENDERS. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Stock Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Stock Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Stock Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the

Expiration Date. All Shares represented by Stock Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Stock Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several Stock Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Stock Certificates listed and transmitted hereby, no endorsements of Stock Certificates or separate stock powers are required unless payment is to be made to, and Stock Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s), in which case the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Stock Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Stock Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Stock Certificate(s). Signatures on such Stock Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Stock Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Stock Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Stock Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Stock Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal, or if such check is to be sent and/or any Stock Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to, and additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent at the telephone numbers and address set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

    9. WAIVER OF CONDITIONS. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

    10. SUBSTITUTE FORM W-9. Each tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price for the Shares tendered. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

    11. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder of a Stock Certificate whose certificate(s) has (have) been mutilated, lost, stolen or destroyed should call 201-324-0498 for instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Stock Certificate(s) have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE COPY HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS, OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

    Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

    Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such Form can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be payable by the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The stockholder is required to give the Depositary the social security number or TIN of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

      PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS DEPOSITARY

---------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART I--PLEASE PROVIDE YOUR TIN          Social Security
            FORM W-9              IN THE BOX AT RIGHT AND CERTIFY      ------------------------
   Department of the Treasury     BY SIGNING AND DATING BELOW.                    OR
    Internal Revenue Service                                        Employer Identification Number
                                                                   --------------------------------
                                                                        (IF AWAITING TIN WRITE
                                                                            "APPLIED FOR")
                                  -----------------------------------------------------------------

                                  CHECK APPROPRIATE BOX:
  Payer's Request for Taxpayer    / / INDIVIDUAL/SOLE
Identification Number (TIN) and   PROPRIETOR   / / CORPORATION   / / PARTNERSHIP   / / OTHER
         Certification            -----------------------------------------------------------------
                                  NAME (PLEASE PRINT)
                                  -----------------------------------------------------------------
                                  ADDRESS
                                  -----------------------------------------------------------------
                                  CITY                                STATE                                ZIP
                                  CODE
---------------------------------------------------------------------------------------------------
 PART II--For Payees NOT subject to backup withholding, see the enclosed Guidelines for
Certification of Taxpayer Identification Number on
 Substitute Form W-9 and complete as instructed therein.
---------------------------------------------------------------------------------------------------
 CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

 2. I am not subject to backup withholding because either (a) I am exempt from backup withholding,
    (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

 Signature: -------------------------------------------- Dated:----------------------------------,
 1999
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature(s): _____________________________  Dated: ____________________________

                    THE INFORMATION AGENT FOR THE OFFER IS:

                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005
                  Stockholders call toll-free: (800) 994-3227
                 Brokers and Banks call collect: (212) 269-5550

                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-7449